TRAVELERS SERIES FUND INC.
on behalf of the
Van Kampen American Capital Enterprise Portfolio
	Supplement dated February 28, 1997 to
	Prospectus dated February 28, 1997


	Van Kampen American Capital Asset Management, Inc. (the Sub-Adviser), is a wholly owned subsidiary of Morgan Stanley Group Inc. (Morgan Stanley).
 On February 5, 1997, Morgan Stanley and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. (Morgan Stanley Dean Witter). Dean Witter, Discover & Co. is a financial services company with three major businesses: full brokerage, credit services and asset management.

	The proposed transaction may be deemed to cause an assignment, within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, of the investment subadvisory agreement between Travelers Series Fund Inc. (the Fund) on behalf of the Portfolio, Smith Barney Mutual Funds Management Inc. (the Manager) and the Sub-Adviser. Under its terms, the Portfolios current investment subadvisory agreement will automatically terminate upon the transfer of control of the Sub-Adviser from Morgan Stanley to Morgan Stanley Dean Witter. Management of the Fund currently anticipates that the Board of Directors will consider and approve the Sub-Advisers continued role as investment Sub-Adviser to the Portfolio. The terms, including the investment subadvisory fee, of the new investment subadvisory agreement are the same in all material respects as those of the current investment subadvisory agreement. A new investment subadvisory agreement will not become effective, however, until the shareholders of the Portfolio vote to approve its terms. Management will recommend to the Board of Directors that a special meeting of shareholders be called to consider and approve the investment subadvisory fees under the new investment subadvisory agreement.

	Subject to a number of conditions being met, it is currently anticipated that a closing will occur on or about June 25, 1997. Thereafter, the Sub-Adviser will be an indirect subsidiary of Morgan Stanley Dean Witter.







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